Elevate Credit, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Financial Statements

The following Unaudited Pro Forma Condensed Consolidated Financial Statement information is based on the historical financial statements of Elevate Credit, Inc. ("Elevate" or the "Company"), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of Elevate Credit International Limited ("ECIL") entering into administration and deconsolidation effective June 29, 2020.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2020 and the years ended December 31, 2019 and 2018 assume that ECIL's entrance into administration occurred at the beginning of the period presented. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2020 is presented as if ECIL entered into administration as of March 31, 2020.

The Unaudited Pro Forma Condensed Consolidated Financial Statement information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The Unaudited Pro Forma Condensed Consolidated Financial Statement information is not necessarily indicative of the financial position or the results of operations that might have occurred had the administration occurred as of the dates stated above. The pro forma adjustments are described in the notes below.

The Unaudited Pro Forma Condensed Consolidated Financial Statement information should be read in conjunction with the Financial Statements and Notes and related Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2020 and the Company's Annual Report on Form 10-K for the years ended December 31, 2019 and 2018.

Elevate Credit, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2020

(Dollars in thousands)	Historical	Pro Forma Adjustments for ECIL (a)		Unaudited Pro Forma Consolidated Balance Sheet
ASSETS
Cash and cash equivalents*	$101,429	$10,291		$91,138
Restricted cash	2,190	55		2,135
Loans receivable, net of allowance for loan losses	516,670	20,918		495,752
Prepaid expenses and other assets*	13,038	3,729		9,309
Operating lease right of use assets	9,746	—		9,746
Receivable from CSO lenders	6,822	—		6,822
Receivable from payment processors*	9,278	2,198		7,080
Deferred tax assets, net	9,737	1,369		8,368
Property and equipment, net	49,905	13,707		36,198
Goodwill, net	6,776	—		6,776
Intangible assets, net	1,371	—		1,371
Total assets	$726,962	$52,267		$674,695

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities*	$41,179	$6,627		$34,552
Operating lease liabilities	13,790	—		13,790
Income taxes payable	1,174	—		1,174
Deferred revenue*	8,831	—		8,831
Notes payable, net*	514,206	16,147		498,059
Total liabilities	579,180	22,774		556,406
COMMITMENTS, CONTINGENCIES AND GUARANTEES
STOCKHOLDERS’ EQUITY
Preferred stock	—	—		—
Common stock	18	—		18
Additional paid-in capital	195,471	—		195,471
Treasury stock	(6,717)	—		(6,717)
Accumulated deficit	(40,083)	30,400	(b)	(70,483)
Accumulated other comprehensive (loss) income	(907)	(907)	(b)	—
Total stockholders’ equity	147,782	29,493		118,289
Total liabilities and stockholders’ equity	$726,962	$52,267		$674,695

* These balances include certain assets and liabilities of variable interest entities (“VIEs”) that can only be used to settle the liabilities of that respective VIE. All assets of the Company are pledged as security for the Company’s outstanding debt, including debt held by the VIEs.

Elevate Credit, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the three months ended March 31, 2020

(Dollars in thousands, except share and per share amounts)	Historical	Pro Forma Adjustments for ECIL		Unaudited Pro Forma Consolidated Statement of Operations
Revenues	$177,455	$14,988	(c)	$162,467
Cost of sales:
Provision for loan losses	82,753	4,178	(d)	78,575
Direct marketing costs	12,071	1,102	(d)	10,969
Other cost of sales	8,330	5,660	(d)	2,670
Total cost of sales	103,154	10,940		92,214
Gross profit	74,301	4,048		70,253
Operating expenses:
Compensation and benefits	26,191	2,717	(d)	23,474
Professional services	9,207	1,281	(d)	7,926
Selling and marketing	1,424	470	(d)	954
Occupancy and equipment	5,749	1,113	(d)	4,636
Depreciation and amortization	4,797	501	(d)	4,296
Other	1,251	180	(d)	1,071
Total operating expenses	48,619	6,262		42,357
Operating income	25,682	(2,214)		27,896
Other expense:
Net interest expense	(14,195)	(539)	(d)	(13,656)
Foreign currency transaction loss	(812)	(812)	(d)	—
Impairment loss	(9,251)	(9,251)	(e)	—
Non-operating loss	(4,263)	—		(4,263)
Total other expense	(28,521)	(10,602)		(17,919)
(Loss) income before taxes	(2,839)	(12,816)		9,977
Income tax expense	2,072	17	(d)	2,055
Net (loss) income	$(4,911)	$(12,833)		$7,922

Basic (loss) earnings per share	$(0.11)			$0.18
Diluted (loss) earnings per share	$(0.11)			$0.18
Basic weighted average shares outstanding	43,161,716			43,161,716
Diluted weighted average shares outstanding	43,161,716	470,021	(f)	43,631,737

Elevate Credit, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2019

(Dollars in thousands, except share and per share amounts)	Historical	Pro Forma Adjustments for ECIL		Unaudited Pro Forma Consolidated Statement of Operations
Revenues	$746,962	$108,089	(c)	$638,873
Cost of sales:
Provision for loan losses	364,241	38,579	(d)	325,662
Direct marketing costs	51,283	12,735	(d)	38,548
Other cost of sales	28,846	18,763	(d)	10,083
Total cost of sales	444,370	70,077		374,293
Gross profit	302,592	38,012		264,580
Operating expenses:
Compensation and benefits	103,070	13,653	(d)	89,417
Professional services	36,715	4,881	(d)	31,834
Selling and marketing	7,381	2,608	(d)	4,773
Occupancy and equipment	20,712	4,723	(d)	15,989
Depreciation and amortization	17,380	1,501	(d)	15,879
Other	5,911	792	(d)	5,119
Total operating expenses	191,169	28,158		163,011
Operating income	111,423	9,854		101,569
Other expense:
Net interest expense	(66,646)	(4,113)	(d)	(62,533)
Foreign currency transaction gain	334	334	(d)	—
Non-operating loss	(681)	—		(681)
Total other expense	(66,993)	(3,779)		(63,214)
Income before taxes	44,430	6,075		38,355
Income tax expense	12,247	88	(d)	12,159
Net income	$32,183	$5,987		$26,196

Basic earnings per share	$0.73			$0.60
Diluted earnings per share	$0.73			$0.59
Basic weighted average shares outstanding	43,805,845			43,805,845
Diluted weighted average shares outstanding	44,338,205			44,338,205

Elevate Credit, Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statements of Operations
For the year ended December 31, 2018

(Dollars in thousands, except share and per share amounts)	Historical	Pro Forma Adjustments for ECIL		Unaudited Pro Forma Consolidated Statement of Operations
Revenues	$786,682	$122,966	(c)	$663,716
Cost of sales:
Provision for loan losses	411,979	49,780	(d)	362,199
Direct marketing costs	77,605	22,882	(d)	54,723
Other cost of sales	26,359	14,220	(d)	12,139
Total cost of sales	515,943	86,882		429,061
Gross profit	270,739	36,084		234,655
Operating expenses:
Compensation and benefits	94,382	13,524	(d)	80,858
Professional services	35,864	6,040	(d)	29,824
Selling and marketing	9,435	3,241	(d)	6,194
Occupancy and equipment	17,547	3,733	(d)	13,814
Depreciation and amortization	12,988	1,512	(d)	11,476
Other	5,649	932	(d)	4,717
Total operating expenses	175,865	28,982		146,883
Operating income	94,874	7,102		87,772
Other expense:
Net interest expense	(79,198)	(5,900)	(d)	(73,298)
Foreign currency transaction loss	(1,409)	(1,409)	(d)	—
Non-operating loss	(350)	—		(350)
Total other expense	(80,957)	(7,309)		(73,648)
Income (loss) before taxes	13,917	(207)		14,124
Income tax expense	1,408	114	(d)	1,294
Net income (loss)	$12,509	$(321)		$12,830

Basic earnings per share	$0.29			$0.30
Diluted earnings per share	$0.28			$0.29
Basic weighted average shares outstanding	42,791,061			42,791,061
Diluted weighted average shares outstanding	44,299,304			44,299,304

Elevate Credit, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the pro forma adjustments necessary to reflect ECIL's entrance into administration as if it occurred at the beginning of the period presented in the Pro Forma Statement of Operations for the three months ended March 31, 2020 and the years ended December 31, 2019 and 2018 and as of March 31, 2020 in the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

2. Pro Forma Adjustments

The Unaudited Pro Forma Condensed Consolidated Statements of Operations and Balance Sheet reflect the effect of the following pro forma adjustments:

a.	The elimination of assets and liabilities associated with ECIL included in the Company's historical consolidated financial statements.

b.	Stockholders' equity was adjusted as a result of adjustments noted above.

c.	Elimination of revenue historically reported by ECIL that would not have been recognized by Elevate as a result of the entrance into administration.

d.
Reduction of activity as a result of the disposition of ECIL. For the indicated line items, all historical activity reported as part of ECIL has been eliminated. There have been no adjustments made to reflect any potential reductions in corporate costs in response to this change as ECIL operated separately from the Company with no shared corporate services between the two entities.

e.	For the quarter ended March 31, 2020, Goodwill impairment charge was reduced for impairment taken related to ECIL.

f.
Represents potentially dilutive shares that were anti-dilutive in the Company's quarter-ended March 31, 2020 diluted weighted average shares outstanding as the Company was in a net loss position. The pro forma adjustments result in net income for the period and therefore result in inclusion of the anti-dilutive shares.